Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bainbridge Bancshares, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Tracy A. Dixon, President and Chief Executive Officer of the Company, and Donna H. Kelley, Chief Financial Officer and acting chief financial and accounting officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tracy A. Dixon
Tracy A. Dixon
President and Chief Executive Officer
May 17, 2004

/s/ Donna H. Kelley
Donna H. Kelley
Chief Financial Officer
May 17, 2004